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                                                                    Exhibit 3.37

                                                            FILED IN OFFICE OF
                                                           NM STATE CORPORATION
                                                                COMMISSION
                                                                JAN 31 1997
                                                           CORPORATION BUREAU
                                                                  1844257

                            ARTICLES OF ORGANIZATION

                                       OF

               GALLUP TRANSPORTATION AND TRANSLOADING COMPANY, LLC

      The undersigned, acting as organizer of a limited liability company pursuant to the New Mexico Limited Liability Company Act, hereby adopts the following Articles of Organization:

                                 ARTICLE 1 NAME

The name of the limited liability company is Gallup Transportation and Transloading Company, LLC.

                               ARTICLE 2 DURATION

The latest date upon which the Company is to dissolve is thirty years from the date of its formation.

                           ARTICLE 3 AGENT AND ADDRESS

      The street address and city of the Company's initial registered office and the name of its initial registered agent at that office is: C T Corporation System, 119 East Marcy, Santa Fe, NM 87501, and the street address and city of the Company's principal place of business is 1505 W. Apache, Farmington, New Mexico 87401.

                              ARTICLE 4 MANAGEMENT

      The management shall be vested in the members.

Dated: January 31, 1997
757 1738

                                                     /s/ Isabel Ortiz
                                                     Organizer

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                                                            FILED IN OFFICE OF
                                                              NM PUBLIC REG.
                                                                COMMISSION
                                                                MAR 10 2003
                                                            CORPORATION BUREAU

                            ARTICLES OF AMENDMENT OF
                            ARTICLES OF ORGANIZATION

ARTICLE ONE: The name of the limited liability company (the "company") is

               GALLUP TRANSPORTATION AND TRANSLOADING COMPANY, LLC

ARTICLE TWO: The date the articles of organization of the company were filed is

                                JANUARY 31, 1997

ARTICLE THREE: N/A

ARTICLE FOUR: The undersigned is a manager of the company. Management of the company is vested in one or more managers.

Executed on

/s/ Trent Peterson

                                                Name: Trent Peterson
                                                Capacity: President and Manager

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                                                            FILED IN OFFICE OF
                                                           NM STATE CORPORATION
                                                                COMMISSION
                                                               JUL 14 2003
                                                            CORPORATION BUREAU

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT, OR BOTH OF

    NAME AND NMSCC CERTIFICATE OF ORGANIZATION/AUTHORITY NUMBER
To: STATE CORPORATION COMMISSION
Of the STATE OF NEW MEXICO:

Pursuant to the provisions of Section 53-19-5, of the New Mexico Limited Liability Company Act, the undersigned organization submits the following Statement for the purpose of changing its registered office or its registered agent, or both, in the State of New Mexico:

FIRST: The name of the company is:

            Gallup Transportation and Transloading Company, LLC

SECOND:     The street address and city of its current registered office is:

            123 E. Marcy, Santa Fe, NM 87501

THIRD: The street address and city to which the registered office is being changed is:

            121 East Palace Avenue, Santa Fe, New Mexico 87501

FOURTH:     The name of the current registered agent is:

            CT Corporation System

FIFTH: The name of its successor registered agent is:

            Corporation Service Company

SIXTH: The street address of the principal place of business of the company is:

            43 County Road 6700, Waterflow, NM 87421

SEVENTH: The address of its registered office and the address of the business office of its registered agent, and changed, will be identical.

I declare that I have examined this Statement, including accompanying statements, and to the best of my knowledge and belief it is true and complete.

Dated: July 1, 2003               Gallup Transportation and Transloading, LLC
                                  --------------------------------------------
                                  Company Name

                                  By /s/ Trent Peterson, President & Manager
                                  Signature and Title

RECEIVED
JUL 14 2004
NM PUBLIC REG. COMM.
CORPORATION BUREAU

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                            LIMITED LIABILITY COMPANY
                              ARTICLES OF AMENDMENT
                         TO THE ARTICLES OF ORGANIZATION

Pursuant to the provisions of the New Mexico Limited Liability Company Act, the undersigned limited liability company adopts the following Articles of Amendment for the purpose of amending its Articles of Organization:

ARTICLE ONE: The name of the limited liability company is (include NMPRC#):
Gallup Transportation and Transloading Company, LLC  #1844257

ARTICLE TWO: The date the Articles of Organization were filed is: 1/31/97

ARTICLE THREE: The Articles of Organization are amended as follows (attach additional pages if necessary):

                                 ARTICLE 1 NAME

The name of the limited liability company is GTTC LLC.

ARTICLE FOUR: If these Articles of Amendment are not to be effective upon filing with the commission, the effective date is: (effective date must be subsequent to the date articles are received by the commission)_______

Dated: April 13, 2005

                            Gallup Transportation and Transloading Company, LLC Name of Limited Liability Company

                            By /s/ Trent A. Peterson

                            Signature of Member or Manager

                            Trent A. Peterson
                            ----------------------------------------------
                            Printed Name and Title (Member or Manager)